Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp announces First Quarter Financial Results

Quarterly Highlights:

•	Successfully closed acquisition of Presence Bancshares.

•	Completed core system conversion April 13, 2026.

•	Total assets $2.9 billion.

•	Record Net Interest Income of $24.6 million.

•	Tangible Book Value per share $22.43.

Honesdale, Pennsylvania – April 27, 2026 - Norwood Financial Corp (the “Company”) (Nasdaq Global Market-NWFL) the holding company of Wayne Bank, announced results for the first quarter ended March 31, 2026.

Jim Donnelly, President and Chief Executive Officer, stated, “We are pleased to announce our first quarter results as they reflect the underlying strength of our franchise and the progress we are making in a challenging operating environment. On an adjusted basis, we delivered solid pre-provision net revenue growth, expanded our net interest spread and margin, and improved returns on both assets and tangible equity year over year. While reported results were impacted by merger-related and restructuring expenses this quarter, we remain focused on disciplined execution, expense management, and long-term value creation for our shareholders, especially with the strength of our recently integrated teams.”

(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter
	3 Months Ended			3 Months Ended
	Mar-26	Mar-25	Change	Dec-25	Change
Net interest income	$24,554	$17,857	$6,697	$20,944	$3,610
Net interest spread (fte) [1]	3.04%	2.61%	43 bps	2.93%	11 bp
Net interest margin (fte) [1]	3.68%	3.30%	38 bps	3.60%	8 bps
Pre Provision Net Revenue (PPNR) [1]	$6,279	$8,144	$(1,865)	$9,836	$(3,557)
Net income (loss)	$3,730	$5,773	$(2,043)	$7,442	$(3,712)
Diluted earnings per share	$0.35	$0.63	$(0.28)	$0.81	$(0.46)
Return on average assets	0.53%	1.01%	-48 bps	1.21%	-68 bps
Return on average tangible equity	6.04%	12.40%	-636 bps	14.01%	-797 bps

1 - Non GAAP ratio. See Non-GAAP Reconciliation

Excluding merger-related expenses and 2026 BOLI Restructuring Fees (see Non-GAAP reconciliations)

(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter
	3 Months Ended			3 Months Ended
	Mar-26	Mar-25	Change	Dec-25	Change
Pre Provision Net Revenue (PPNR)	$11,445	$8,144	$3,301	$10,356	$1,089
Net income (loss)	$7,811	$5,773	$2,038	$7,853	$(42)
Diluted earnings per share	$0.72	$0.63	$0.09	$0.85	$(0.13)
Return on average assets	1.10%	1.01%	9 bps	1.28%	-18 bps
Return on average tangible equity	12.65%	12.40%	25 bps	14.78%	-213 bps

Discussion of financial results for the three months ended March 31, 2026(all comparison year-Q1 2026 to Q1 2025, unless otherwise noted):

•	Net income of $3.7 million, a decrease of $2.0 million.

•	Net interest income increased mostly due to the addition of the Presence Bancshares balance sheet on January 5, 2026.

•	Net interest margin (NIM) was 3.68% compared to 3.30%. On a linked quarter basis the NIM increased 8 basis points from 3.60%.

•	Non-interest income increased $204 thousand on a linked quarter basis.

•	Total assets were $2.917 billion, compared to $2.376 billion, an increase of 22.8%.

•	Loans receivable were $2.238 billion, compared to $1.771 billion, an increase of 26.4%.

•	Total deposits were $2.507 billion, compared to $2.004 billion, an increase of 25.1%.

•	Tangible Common Equity as a percent of Tangible Assets was 8.49%, versus 8.15%.

•

Tangible Book Value (TBV) per share was $22.43. compared to $20.66 an increase of $1.77. TBV per share decreased $0.47 or 2.1% on a linked quarter basis due to the acquisition of PB Bancshares (see below), payment of our common dividend, and a decrease in the value of our available-for-sale portfolio as reflected in Other Comprehensive Income (OCI).

Discussion of Merger and Purchase Accounting Impacts

The acquisition of PB Bancshares closed on January 5, 2026 (the “Closing Date). The following are some relevant statistics regarding the impact of Purchase Accounting adjustments as well as Merger Related Charges that were calculated as of the Closing Date.

•	At closing, but before any merger adjustments, PB Bancshares had:

•	Loans - $356 million

•	Investments - $20.8 million.

•	Deposits - $358 million

•	Borrowings - $42 million

•

Tangible Book Value (TBV) per share as of the Closing Date was calculated to be $22.38/share. At December 31, 2025 the TBV/share for Norwood was $22.90/share. This implies a TBV/share dilution of $0.52 or 2.24%. The estimated TBV/share dilution at announcement was $0.92 or 4.20%.

•	Subsequent declines in TBV/Share through March 31, 2026 were due to negative AOCI marks on the investment portfolio and common dividends declared.

•	The Core Deposit Intangible (CDI) was calculated to be $3.3 million at closing. At announcement the estimated CDI was $4.9 million.

•	The estimate for merger related expenses was $7.1 million versus $6.1 million incurred to date.

•	The net Goodwill created as a result of the transaction was $7.1 million.

•	The Pre-Tax impact of purchase accounting accretion during the quarter was a positive $435 thousand.

About Norwood Financial Corp

Norwood Financial Corp, through its subsidiary, Wayne Bank operates 33 Community Offices serving Wayne, Pike, Monroe, Lackawanna, Luzerne, Chester, Cumberland, and Lancaster Counties in Pennsylvania, along with Delaware, Sullivan, Otsego, Ontario, and Yates Counties in New York. The Company has total assets of $2.9 billion. The Company’s stock is traded on the Nasdaq Global Market under the symbol “NWFL”. For more information, visit wayne.bank.

Forward-Looking Statements

In addition to historical information, this earnings release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which describes the future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “contemplate,” “continue,” “target” and words of similar meaning. Forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Accordingly, you should not place undue reliance on such statements. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this report. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Measures

In addition to presenting information in conformity with accounting principles generally accepted in the United States of America (GAAP), this news release contains financial information determined by methods other than GAAP (non-GAAP). The following measures used in this release, which are commonly utilized by financial institutions, have not been specifically exempted by the Securities and Exchange Commission (“SEC”) and may constitute “non-GAAP financial measures” within the meaning of the SEC’s rules.

The Company has provided in this news release supplemental disclosures for the calculation of Return on Average Assets, Return on Average Tangible Shareholders’ Equity, Basic Earnings per Share, Diluted Earnings per Share, Tangible Book Value and Pre Provision Net Revenue. Management believes that the non-GAAP financial measures disclosed by the Company from time to time are useful in evaluating the Company’s performance and that such information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similar measures presented by other companies.

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	March 31
	2026	2025
ASSETS
Cash and due from banks	$25,480	$31,729
Interest-bearing deposits with banks	75,258	43,678
Fed funds sold	1,835	0

Cash and cash equivalents	102,573	75,407
Securities available for sale	431,204	408,742
Loans receivable	2,238,657	1,771,269
Less: Allowance for credit losses	24,350	20,442

Net loans receivable	2,214,307	1,750,827
Regulatory stock, at cost	7,161	7,616
Bank premises and equipment, net	25,299	20,273
Bank owned life insurance	55,078	46,914
Foreclosed real estate owned	771	—
Accrued interest receivable	10,815	8,587
Deferred tax assets, net	19,728	17,859
Goodwill	36,375	29,266
Other intangible assets	3,318	136
Other assets	10,625	10,417

TOTAL ASSETS	$2,917,254	$2,376,044

LIABILITIES
Deposits:
Non-interest bearing demand	$470,706	$391,377
Interest-bearing	2,035,992	1,613,071

Total deposits	2,506,698	2,004,448
Other borrowings	88,268	118,590
Accrued interest payable	9,692	13,864
Other liabilities	28,658	18,435

TOTAL LIABILITIES	2,633,316	2,155,337
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2025: 11,181,491 shares, 2024: 9,489,398 shares	1,118	949
Surplus	174,078	126,785
Retained earnings	140,843	127,865
Treasury stock, at cost: 2025: 291,325 shares, 2024: 229,979 shares	(7,970)	(6,208)
Accumulated other comprehensive loss	(24,131)	(28,684)

TOTAL STOCKHOLDERS’ EQUITY	283,938	220,707

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,917,254	$2,376,044

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2026	2025
INTEREST INCOME
Loans receivable, including fees	$33,873	$25,988
Securities	4,110	3,870
Other	400	226

Total Interest income	38,383	30,084
INTEREST EXPENSE
Deposits	12,787	10,748
Short-term borrowings	60	458
Other borrowings	982	1,021

Total Interest expense	13,829	12,227

NET INTEREST INCOME	24,554	17,857
PROVISION FOR CREDIT LOSSES	$1,459	$857

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	23,095	17,000
OTHER INCOME
Service charges and fees	1,755	1,513
Income from fiduciary activities	238	325
Gains on sales of loans, net	76	47
Earnings and proceeds on life insurance policies	314	286
Other	332	180

Total other income	2,715	2,351
OTHER EXPENSES
Salaries and employee benefits	8,549	6,472
Occupancy, furniture and equipment	1,725	1,378
Data processing and related operations	1,435	1,085
Taxes, other than income	202	192
Professional fees	826	659
FDIC Insurance assessment	507	406
Foreclosed real estate	36	4
Amortization of intangibles	165	15
Merger	4,941	0
Other	2,604	1,853

Total other expenses	20,990	12,064
INCOME BEFORE TAX EXPENSE	4,820	7,287
INCOME TAX EXPENSE	1,090	1,514

NET INCOME	$3,730	$5,773

Basic earnings per share	$0.35	$0.63

Diluted earnings per share	$0.35	$0.63

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	For the Quarter Ended
	March 31, 2026			December 31, 2025				March 31, 2025
	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)		Interest (1)	Average Rate (3)	Average Balance (2)		Interest (1)	Average Rate (3)
Assets
Interest-earning assets:
Fed funds sold	$933	11	4.78%	$			%	$			%
Interest-bearing deposits with banks	72,896	$389	2.16		46,766	$474	4.02		20,802	$226	4.41
Securities available for sale:
Taxable	415,567	3,859	3.77		400,094	3,656	3.63		408,427	3,623	3.60
Tax-exempt (1)	44,634	318	2.89		44,700	316	2.80		44,242	312	2.86

Total securities available for sale (1)	460,201	4,177	3.68		444,794	3,972	3.54		452,669	3,935	3.53
Loans receivable (1) (4) (5)	2,195,033	33,999	6.28		1,835,902	28,786	6.22		1,743,572	26,120	6.08

Total interest-earning assets	2,729,063	38,576	5.73		2,327,462	33,232	5.66		2,217,043	30,281	5.54
Non-interest earning assets:
Cash and due from banks	30,663				31,388				28,705
Allowance for credit losses	(23,391)				(20,070)				(20,154)
Other assets	131,739				102,792				93,131

Total non-interest earning assets	139,011				114,110				101,682

Total Assets	$2,868,074				$2,441,572				$2,318,725

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$723,966	$3,462	1.94		$640,265	$3,324	2.06		$546,884	$2,801	2.08
Savings	218,829	137	0.25		198,463	106	0.21		211,905	142	0.27
Time	1,040,656	9,188	3.58		848,216	7,904	3.70		793,803	7,805	3.99

Total interest-bearing deposits	1,983,451	12,787	2.61		1,686,944	11,334	2.67		1,552,592	10,748	2.81
Short-term borrowings	6,358	60	3.83		2,461	25	4.03		44,297	458	4.19
Other borrowings	95,152	982	4.19		68,025	743	4.33		93,549	1,021	4.43

Total interest-bearing liabilities	2,084,961	13,829	2.69		1,757,430	12,102	2.73		1,690,438	12,227	2.93
Non-interest bearing liabilities:
Demand deposits	458,126				413,238				380,544
Other liabilities	35,188				30,781				29,549

Total non-interest bearing liabilities	493,314				444,019				410,093
Stockholders’ equity	289,799				240,123				218,194

Total Liabilities and Stockholders’ Equity	$2,868,074				$2,441,572				$2,318,725

Net interest income/spread (tax equivalent basis)		24,747	3.04%			21,130	2.93%			18,054	2.61%
Tax-equivalent basis adjustment		(193)				(186)				(197)

Net interest income		$24,554				$20,944				$17,857

Net interest margin (tax equivalent basis)			3.68%				3.60%				3.30%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended March 31	2026	2025
Net interest income	$24,554	$17,857
Net income	3,730	5,773
Net interest spread (fully taxable equivalent)	3.04%	2.61%
Net interest margin (fully taxable equivalent)	3.68%	3.30%
Return on average assets	0.53%	1.01%
Return on average equity	5.22%	10.73%
Return on average tangible equity	6.04%	12.40%
Basic earnings per share	$0.35	$0.63
Diluted earnings per share	$0.35	$0.63

As of March 31	2026	2025
Total assets	$2,917,254	$2,376,044
Total loans receivable	2,238,657	1,771,269
Allowance for credit losses	24,350	20,442
Total deposits	2,506,698	2,004,448
Stockholders’ equity	283,938	220,707
Trust assets under management	213,318	198,761
Book value per share	$26.07	$23.84
Tangible book value per share	$22.43	$20.66
Equity to total assets	9.73%	9.29%
Allowance to total loans receivable	1.09%	1.15%
Nonperforming loans to total loans	0.46%	0.45%
Nonperforming assets to total assets	0.38%	0.33%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	March 31	December 31	September 30	June 30	March 31
	2026	2025	2025	2025	2025
ASSETS
Cash and due from banks	$25,480	$32,118	$50,348	$32,052	$31,729
Interest-bearing deposits with banks	75,258	12,318	24,382	20,993	43,678
Fed Funds Sold	1,835

Cash and cash equivalents	102,573	44,436	74,730	53,045	75,407
Securities available for sale	431,204	408,782	403,989	402,460	408,742
Loans receivable	2,238,657	1,853,422	1,814,682	1,790,574	1,771,269
Less: Allowance for credit losses	24,350	19,882	19,911	20,908	20,442

Net loans receivable	2,214,307	1,833,540	1,794,771	1,769,666	1,750,827
Regulatory stock, at cost	7,161	6,623	6,163	7,538	7,616
Bank owned life insurance	55,078	46,089	45,821	46,099	46,914
Bank premises and equipment, net	25,299	22,971	22,292	21,608	20,273
Foreclosed real estate owned	771	771	—	—	—
Goodwill and other intangibles	39,693	29,364	29,375	29,387	29,402
Other assets	41,168	32,266	34,810	35,547	36,863

TOTAL ASSETS	$2,917,254	$2,424,842	$2,411,951	$2,365,350	$2,376,044

LIABILITIES
Deposits:
Non-interest bearing demand	$470,706	$419,597	$424,027	$406,358	$391,377
Interest-bearing deposits	2,035,992	1,659,048	1,649,941	1,591,476	1,613,071

Total deposits	2,506,698	2,078,645	2,073,968	1,997,834	2,004,448
Borrowings	88,268	74,133	72,071	111,850	118,590
Other liabilities	38,350	29,907	31,007	30,241	32,299

TOTAL LIABILITIES	2,633,316	2,182,685	2,177,046	2,139,925	2,155,337
STOCKHOLDERS’ EQUITY	283,938	242,157	234,905	225,425	220,707

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,917,254	$2,424,842	$2,411,951	$2,365,350	$2,376,044

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	March 31	December 31	September 30	June 30	March 31
Three months ended	2026	2025	2025	2025	2025
INTEREST INCOME
Loans receivable, including fees	$33,873	$28,666	$28,141	$27,115	$25,988
Securities	4,110	3,906	3,907	3,871	3,870
Other	400	474	144	220	226

Total interest income	38,383	33,046	32,192	31,206	30,084
INTEREST EXPENSE
Deposits	12,787	11,334	10,730	10,869	10,748
Borrowings	1,042	768	1,004	1,272	1,479

Total interest expense	13,829	12,102	11,734	12,141	12,227

NET INTEREST INCOME	24,554	20,944	20,458	19,065	17,857
PROVISION FOR (RELEASE OF) CREDIT LOSSES	1,459	468	(502)	950	857

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	23,095	20,476	20,960	18,115	17,000
OTHER INCOME
Service charges and fees	1,755	1,734	1,660	1,514	1,513
Income from fiduciary activities	238	228	254	226	325
Net realized (losses) gains on sales of securities	—	—	—	—	—
Gains on sales of loans, net	76	83	130	65	47
Gains on sales of foreclosed real estate owned	—	—	—	—	—
Earnings and proceeds on life insurance policies	314	268	268	266	286
Other	332	198	193	177	180

Total other income	2,715	2,511	2,505	2,248	2,351
OTHER EXPENSES
Salaries and employee benefits	8,549	7,155	6,696	6,605	6,472
Occupancy, furniture and equipment, net	1,725	1,390	1,361	2,538	1,378
Foreclosed real estate	36	—	1	137	4
FDIC insurance assessment	507	423	368	355	406
Other	10,173	4,651	4,508	2,896	3,804

Total other expenses	20,990	13,619	12,934	12,531	12,064
INCOME BEFORE TAX EXPENSE	4,820	9,368	10,531	7,832	7,287
INCOME TAX EXPENSE	1,090	1,926	2,197	1,627	1,514

NET INCOME	$3,730	$7,442	$8,334	$6,205	$5,773

Basic earnings per share	$0.35	$0.81	$0.89	$0.67	$0.63

Diluted earnings per share	$0.35	$0.81	$0.89	$0.67	$0.63

Book Value per share	$26.07	$26.06	$25.36	$24.34	$23.84
Tangible Book Value per share	22.43	22.90	22.19	21.17	20.66
Return on average assets (annualized)	0.53%	1.21%	1.40%	1.06%	1.01%
Return on average equity (annualized)	5.22%	12.30%	14.58%	11.14%	10.73%
Return on average tangible equity (annualized)	6.04%	14.01%	16.76%	12.83%	12.40%
Net interest spread (fte)	3.04%	2.93%	2.94%	2.75%	2.61%
Net interest margin (fte)	3.68%	3.60%	3.63%	3.43%	3.30%
Allowance for credit losses to total loans	1.09%	1.07%	1.10%	1.17%	1.15%
Net charge-offs to average loans (annualized)	0.09%	0.13%	0.13%	0.08%	0.07%
Nonperforming loans to total loans	0.46%	0.34%	0.36%	0.45%	0.45%
Nonperforming assets to total assets	0.38%	0.29%	0.31%	0.34%	0.33%

NORWOOD FINANCIAL CORP

Reconciliation of Non-GAAP Adjustments for Merger-Related Expenses and BOLI Restructuring Fee

Adjusted Return on Average Assets

(Dollars in thousands)

	Three Months	Three Months	Three Months
	Ended	Ended	Ended
	March 31,	December 31,	March 31,
	2025	2025	2026
Net income	$5,773	$7,442	3,730
Average assets	2,318,725	2,441,572	2,868,074
Return on average assets (annualized)	1.01%	1.21%	0.53%
Net income	5,773	7,442	3,730
Merger-related expenses	0	520	4,941
Boli restructuring fee	0	0	225
Tax effect at 21%	0	(109)	(1,085)

Adjusted Net Income (Non-GAAP)	5,773	7,853	7,811
Average assets	2,318,725	2,441,572	2,868,074
Adjusted return on average assets (annualized) (Non-GAAP)	1.01%	1.28%	1.10%

Adjusted Return on Average Tangible Shareholders’ Equity
(Dollars in thousands)
	Three Months	Three Months	Three Months
	Ended	Ended	Ended
	March 31,	December 31,	March 31,
	2025	2025	2026
Net income	$5,773	$7,442	3,730
Average shareholders’ equity	218,194	240,123	289,799
Average intangible assets	(29,424)	(29,369)	(39,334)

Average tangible shareholders’ equity	188,770	210,754	250,465
Return on average tangible shareholders’ equity (annualized)	12.40%	14.01%	6.04%
Net income	5,773	7,442	3,730
Merger-related expenses	0	520	4,941
Boli restructuring fee	0	0	225
Tax effect at 21%	0	(109)	(1,085)

Adjusted Net Income (Non-GAAP)	5,773	7,853	7,811
Average tangible shareholders’ equity	188,770	210,754	250,465
Adjusted return on average shareholders’ equity (annualized) (Non-GAAP)	12.40%	14.78%	12.65%

Adjusted Earnings Per Share
(Dollars in thousands)
	Three Months	Three Months	Three Months
	Ended	Ended	Ended
	March 31,	December 31,	March 31,
	2025	2025	2026
GAAP-Based Earnings Per Share, Basic	$0.63	$0.81	$0.35
GAAP-Based Earnings Per Share, Diluted	$0.63	$0.81	$0.35
Net Income	5,773	7,442	3,730
Merger-related expenses	0	520	4,941
Boli restructuring fee	0	0	225
Tax effect at 21%	0	(109)	(1,085)

Adjusted Net Income (Non-GAAP)	5,773	7,853	7,811
Adjusted Earnings per Share, Basic (Non-GAAP)	$0.63	$0.85	$0.73
Adjusted Earnings per Share, Diluted (Non-GAAP)	$0.63	$0.85	$0.72

Tangible Book Value
(Dollars in thousands)
	December 31,	March 31,
	2025	2026
Total shareholders’ equity	242,157	283,938
Adjustments:
Goodwill	(29,266)	(36,375)
Other intangible assets	(98)	(3,319)

Tangible common equity (Non-GAAP)	212,793	244,244
Common shares outstanding	9,293,858	10,890,166
Book value per common share	26.06	26.07
Tangible book value per common share (Non-GAAP)	22.90	22.43

NORWOOD FINANCIAL CORP

Reconciliation of Non-GAAP Adjustments for Merger-Related Expenses and BOLI Restructuring Fee

Pre Provision Net Revenue

(Dollars in thousands)

	Three Months Ended March 31,
	2026	2025
Income before tax expense (GAAP)	$4,820	$7,287
Provision for credit losses	1,459	857

Pre provision net revenue (PPNR) (Non-GAAP)	6,279	8,144
Merger-related expenses	4,941	0
BOLI restructuring fee	225	0

PPNR adjusted for one time expenses (Non-GAAP)	11,445	8,144

	Three Months Ended December 31, 2025
Income before tax expense (GAAP)	$9,368
Provision for credit losses	468

Pre provision net revenue (PPNR) (Non-GAAP)	9,836
Merger-related expenses	520

PPNR adjusted for one time expenses (Non-GAAP)	10,356